As Filed with the Securities and
Exchange Commission on December 16, 1998              Registration No. 333-49413
--------------------------------------------------------------------------------

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                           ----------------------


                       POST-EFFECTIVE AMENDMENT NO. 1
                                     TO
                                  FORM S-3

                           REGISTRATION STATEMENT
                                    UNDER

                         THE SECURITIES ACT OF 1933

                           ----------------------

                           ASPECT DEVELOPMENT, INC.
           (Exact name of Registrant as specified in its charter)


       DELAWARE                                          25-1622857
(State of incorporation)                    (I.R.S. Employer Identification No.)


                            1300 CHARLESTON ROAD
                      MOUNTAIN VIEW, CALIFORNIA  94043
                               (650) 428-2700
 (Address, including zip code, and telephone number, including area code of
                  Registrant's principal executive offices)

                           ----------------------

                                DAVID S. DURY
                 VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                          ASPECT DEVELOPMENT, INC.
                            1300 CHARLESTON ROAD
                       MOUNTAIN VIEW, CALIFORNIA 94043
                               (650) 428-2700
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                           ----------------------

                                 Copies To:
                             ANDREA VACHSS, ESQ.
                             COOLEY GODWARD LLP
                            FIVE PALO ALTO SQUARE
                             3000 EL CAMINO REAL
                      PALO ALTO, CALIFORNIA 94306-2155
                               (650) 843-5000

--------------------------------------------------------------------------------

  The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

  The Registrant hereby withdraws from registration 2,539,166 shares of its Common Stock registered hereby.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Mountain View, State of California on December 16, 1998.


                                    ASPECT DEVELOPMENT, INC.

                                    By: /s/ David S. Dury
                                       ---------------------------------
                                            David S. Dury
                                            Vice President and Chief
                                            Financial Officer

  Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed by the following persons in the capacities and on the dates indicated:


SIGNATURE              TITLE                                        DATE
---------              -----                                        ----

         *             Chairman of the Board and Chief Executive    December 16, 1998
-------------------    Officer (Principal Executive Officer)
Romesh T. Wadhwani


         *             President, Chief Operating Officer and       December 16, 1998
-------------------    Director
Joseph A. Prang


/s/ David S. Dury      Vice President and Chief Financial Officer   December 16, 1998
-------------------    (Principal Financial and Accounting Officer)
David S. Dury

         *             Director                                     December 16, 1998
-------------------
Steven B. Goldby


         *             Director                                     December 16, 1998
-------------------
Dennis Sisco


         *             Director                                     December 16, 1998
-------------------
Mark Stevens

*By: /s/ David S. Dury
    ------------------------
   David S. Dury
   Attorney-in-Fact